                                                                    EXHIBIT 99.2
                              STATE OF CALIFORNIA
                    DEPARTMENT OF ALCOHOLIC BEVERAGE CONTROL




                             CERTIFICATE OF DECISION



                                                      FILE : 47 - 396835
                                                      REG. : 04058060.


It is hereby certified that the Department of Alcoholic Beverage Control, having reviewed the findings of fact, determination of issues and recommendation in the attached proposed decision submitted by an Administrative Law Judge of the Administrative Hearing Office, adopted said proposed decision as its decision in the case therein described on August 25, 2005.




             THIS DECISION SHALL BECOME OPERATIVE OCTOBER 11, 2005.





Sacramento, California

Dated: August 25, 2005




                                                   Rheba Chastain
                                          ----------------------------------
                                          Supervisor, Hearing and Legal Unit


Any appeal of this decision must be made in accordance with Chapter 1.5, Articles 3, 4 and 5, Division 9 of the Business and Professions Code. For further information, call the Alcoholic Beverage Control Appeals Board at (916) 445-4005, or mail your written appeal to the Alcoholic Beverage Control Appeals Board, 300 Capital Mall, Suite 1245, Sacramento, CA 95814.

                                                                 RECEIVED
                                                               AUG 05 2005
                                                          Hearing and Legal Unit
                                                            Dept. of Alcoholic
                                                             Beverage Control
                                                                SACRAMENTO

                                   BEFORE THE
                    DEPARTMENT OF ALCOHOLIC BEVERAGE CONTROL
                           OF THE STATE OF CALIFORNIA

IN THE MATTER OF THE PETITION(1) OF:          }     FILE: 47-396835
                                              }
 Dry Creek Rancheria of Pomo Indians          }     REG: 04058060
 dba River Rock Casino                        }
 3250 Highway 128 East                        }     LICENSE TYPE: 47
 Geyserville, CA 95441                        }
                                              }     PAGES: 419
 For the Person-to-Person and                 }
 Premises-to-Premises Transfer                }     REPORTERS:
 of an On-sale Bona Fide Public               }
 Eating-place License                         }
                                              }     Cindy Lambert (2/1/05)
                                              }     Malinda Hentz (5/18/05)
                                              }      Vicki Walker (5/19/05)
                                              }       Atkinson-Baker
                                              }
Under the Alcoholic Beverage Control Act.    }    PROPOSED DECISION

Administrative Law Judge John P. McCarthy [ALJ], Administrative Hearing Office, Department of Alcoholic Beverage Control, heard this matter on February 1, May 18, and May 19, 2005, at Geyserville, California.

Thomas M. Allen, Staff Counsel, represented the Department of Alcoholic Beverage Control [Department].

Petitioner Dry Creek Rancheria of Pomo Indians [variously Petitioner, Applicant, Dry Creek Rancheria, Tribe] was represented by Jerome L. Levine, Rory E. Dilweg and Richard H. Lee, Attorneys-at-Law.

Oral and documentary evidence on the record was received at the hearing and the matter was argued and submitted for decision as of June 22, 2005.(2)

----------------
(1) There are also some 68 or 69 verified protests against transfer to Petitioner of the subject license. On motion of Petitioner in January 2005, the petition and protest matters were bifurcated, since the protest matters become of interest if, and only if, Petitioner succeeds in the within bifurcated petition matter.

(2) Submission was delayed until June 22, 2005, to permit the parties to submit written closing argument. Petitioner's Post-Hearing Brief was received on schedule and has been marked as Exhibit S. Department's Post-Hearing Brief was received on schedule and has been marked as Exhibit 11. Petitioner's Post-Hearing Reply Brief was received on schedule and has been marked as Exhibit T.

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 2

                                     ISSUES
                                     ------

1. Will transfer of the applied-for license to Petitioner at the existing River Rock Casino cause the proposed premises to be in violation of fire safety/building code standards of the applicable Uniform Building Code? (Exhibit 1.)

2. Will transfer of the applied-for on-sale license put the public at risk by allowing consumption of alcoholic beverages at a premises that does not meet applicable fire safety standards? (Id.)

3. Will transfer of the license as requested be contrary to public welfare or morals?

                                FINDINGS OF FACT
                                ----------------

THE APPLICATION

1. The pending application was filed with the Department on or about February 4, 2003, and is for the transfer, both person-to-person and premises-to-premises, of an existing On-sale General Bona Fide Public Eating-place License (type 47) to Applicant, doing business as River Rock Casino, for premises located at 3250 Highway 128 East in Geyserville (Alexander Valley), California [Proposed Premises]. (Exhibit A.)

2. A type 47 license authorizes the sale, service and consumption of beer, wine and distilled spirits on licensed premises operated as a bona fide public eating-place.(3)

3. During the Department's investigation into the within application the Proposed Premises opened for business as the River Rock Casino without selling or serving alcoholic beverages to the public. The Proposed Premises had been recently constructed and has not been licensed by the Department in the past.

4. The Department concluded its investigation into Petitioner's application to transfer the license sometime in August 2004. Shortly thereafter a Notice of Denial issued giving notice to Petitioner of the Department's intention to deny its application. The Notice of Denial is not in the record, but the Statement of Issues it contained is part of both Exhibits 1 and A. Despite the existence of 68 or 69 verified citizen and public official protests alleging at least 18 reasons for denying

---------------
(3) See California Business and Professions Code Section 23038.

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 3

transfer of the license (see Exhibit A), the matters noted above under "Issues" set forth the only grounds on which the Department based its determination to deny the application. (Id.) They are the only issues to be addressed herein.

CALIFORNIA - DRY CREEK RANCBERIA COMPACT

5. In September 1999, the State of California and the Dry Creek Rancheria entered into what is called the Tribal-State Compact between The State of California and the Dry Creek Rancheria of Pomo Indians [Compact]. (Exhibit 1.) It includes 40 pages, Addendums A (5 pages) and B (1 page) and evidence of compliance with Addendum B (12 pages), relating to the Model Tribal Labor Relations Ordinance. (Id.) The Compact governs most of the formal relations between the State and the Tribe and an agreement of that sort is required by federal law for the Tribe to offer Class III gaming at a facility on its tribal land. California Government Code Section 12012.25(a)(16) evidences ratification of the Compact by the State of California.

BACKGROUND INFORMATION

6. The Proposed Premises is located on Federal Tribal Land off a rural highway in Geyserville, Sonoma County, Alexander Valley, California. The casino's type of construction is "a semi-permanent sprung structure." The entire casino measures approximately 350 feet by 211 feet, all-inclusive. It appears to consist of two attached oblong structures and at least one exterior patio area containing an undetermined total square footage, estimated to be a bit over 63,000 square feet. (Exhibits 3 and 4.) Included in the larger of the two attached oblong structures are a reception area, 4 fixed bars, a restaurant with patio, a separate pizza preparation/serving area, an area identified for "wine tasting," a large open space for table games/slot machines/events, money-counting offices, storage facilities and other office areas. (Exhibit 3.)
Exhibit 3 clearly identifies by name each of the above-described areas. In the smaller of the two structures are restrooms for men, women and employees, open space designated for slot machines, and a complete kitchen, food storage and scullery area. (Id.) The space connecting the two structures includes storage and closet facilities, passageways between the two structures, and a room designated for surveillance. (Id.) Permitted occupancy for the entire casino is estimated to just exceed 3,000 persons.(4)




-------------------
(4) The estimate is that of assigned Department Investigator Scott Warnock. Exhibit B, the Certificate of Occupancy for the Proposed Premises indicates the occupancy load to be 3,919.

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 4

THE DEPARTMENT'S INVESTIGATION AND DENIAL

7. Because one of the protesters raised an issue as to whether the Proposed Premises is in compliance with applicable fire safety standards, the assigned Department Investigator, now Supervising Investigator Scott Warnock [Warnock] undertook to investigate that issue. He first contacted representatives of Petitioner to see if he would be permitted to bring the Sonoma County Fire Chief onto tribal land to inspect the Proposed Premises. Warnock was told that permission would be denied due to a pending court action. Petitioner's representative suggested to Warnock that an inspection by the California State Fire Marshal would be acceptable. Such a request was made of the State Fire Marshal and an inspection was arranged. That inspection took place, according to a report of the State Fire Marshal dated June 10, 2004, on May 27, 2004. (Exhibit 9.)

8. Investigator Warnock apparently made no effort during his investigation into fire safety/building code compliance to determine if Petitioner, in building the Proposed Premises structure(s), satisfied the various requirements outlined in Sections 6.4.2(b) and 6.4.2(c) of the Compact. He testified he "wasn't trying to determine if they had followed anything."

9. Warnock was provided by representatives of Petitioner with a draft letter purportedly prepared by Leon B. Manuel, Jr., [Manuel] the Dry Creek Rancheria's Building Officer, that provided a brief summary of Manuel's experience, testified to the fire safety aspects and Uniform Building Code-1997 [UBC] compliance of the Proposed Premises and indicated that a Certificate of Occupancy had been issued for the casino. (Exhibit A, pages numbered 23-25 at top right of exhibit.) Interestingly, as indicated, the letter is clearly marked "draft." It is not signed and makes reference to an "Attachment A" that is not present, at least with the draft letter attached to Exhibit A. Warnock did not give the letter much, if any, credence because Manuel was believed by Warnock to be a tribal insider. Warnock testified that Petitioner's representatives indicated their willingness to provide the letter to him in final form, but he advised he was not interested in the letter in final form.

10. As a result of investigation and inspection of the Proposed Premises by representatives of the California State Fire Marshal, the Proposed Premises as of May 27, 2004, was found to be in compliance with fire safety elements of the UBC, as to its size, occupancy and use. (Exhibit 9.) Relying on Sections 508 and
904.2.3.1 of the UBC, the Report of the State Fire Marshal concluded that addition of alcoholic beverages consumption at the Proposed Premises would place the

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 5

Proposed Premises out of compliance with the fire safety provisions of the UBC.(5) (Id.) It was on the basis of that Exhibit 9 conclusion of the State Fire Marshal that Investigator Warnock recommended and the Department determined to deny Petitioner's application.

CASINO CONSTRUCTION-CODE COMPLIANCE

11. Pursuant to the Compact, Petitioner established the Dry Creek Gaming Commission prior to construction of the River Rock Casino gaming facility. Chairperson of the Dry Creek Gaming Commission is Vicki Wattles.

12. Prior to construction of the River Rock Casino, and pursuant to the Compact, Petitioner adopted the Dry Creek Gaming Facility Building and Safety Ordinance. (Exhibit F.) The Dry Creek Gaming Facility Building and Safety Ordinance adopts the UBC as the standard for construction of the Tribe's River Rock Casino gaming facility.

13. Petitioner intended to comply with the Dry Creek Gaming Facility Building and Safety Ordinance in construction of its gaming facility, the River Rock Casino.

14. The River Rock Casino gaming facility was designed by FFKR Architects and Planners, J. David Giles, Project Architect. (See Exhibit H.) Stantec Consulting, Inc, [Stantec] provided Leon B. Manuel, Jr., [Manuel] to the gaming facility project. (See Exhibits Q and R.) Manuel served the Dry Creek Gaming Commission as its Building Official, building inspector and fire code official.(6) The General Contractor for the gaming facility was Swinerton Builders, Terry M. McKellips, Senior Project Manager. (See Exhibit G.)

15. Construction on the River Rock Casino gaming facility commenced in early 2002. Manuel remained as Tribal Building Official, building inspector and fire code official during the entire duration of the construction and through the within hearing. He reviewed all architectural drawings and plans, issued all building permits, performed all inspections and, in conjunction with the responsible

------------
(5) Representatives of the State Fire Marshal had been inspecting and reporting upon River Rock Casino's compliance with UBC/California Building Code on a number of occasions prior to their being contacted by the Department of Alcoholic Beverage Control in connection with the within application. Those inspections had been at the request of the California Attorney General, presumably pursuant to the "meet and confer" requirement of Section 6.4.2(d) of the Compact. Earlier reports had been generated in that process. (See Exhibits 6, 7 and 8.)

(6) Manuel is also the Tribe's fire chief.

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 6

architectural/construction persons, performed the final, as built, Code Analysis shown on Exhibit D. The Code Analysis considered in detail the building's total square footage, type of construction, various occupant loads and classifications, exit widths, occupancy separations, and fire protection systems. (Exhibit D.)

16. Construction on the River Rock Casino gaming facility was completed and, pursuant to Section 6.4.2(c) of the Compact, a Certificate of Occupancy issued from the Dry Creek Gaming Commission on October 28, 2003. (Exhibit B.) The Certificate of Occupancy, by its terms, finds the building to be in compliance with the Dry Creek Rancheria Building Code (UBC) for uses and occupancies that include use as a restaurant and bar. (Id.)

17. In certifying the River Rock Casino to be in full compliance with the fire and life safety elements of the UBC, Manuel employed a provision of the UBC entitled, "Alternate materials, alternate design and methods of construction,"
section 104.2.8. (Exhibit C, page 1-2, stapled out of order in the exhibit.) That section serves as a substitute for the traditional code analysis by permitting one to look at "equivalencies." Manuel explained his basis for using that section in some level of detail in Exhibit J. He listed in the document 22 of the most important characteristics of the building's construction and six statements of equivalency to justify the conclusion he reached. (Exhibit J.) Manuel's analysis included consideration that alcoholic beverages would be consumed inside. (Exhibit J, first paragraph under "Discussion," page 1 in 2/28/03 letter; see also Exhibit 3, areas on diagram described as bar, bar-seating, wine bar, wine tasting and two service bars, and Exhibit D, bar and wine tasting shown under Occupant Load.) The building does have an automatic sprinkler system as required by Section 904.2.3.1.

18. Having used the Section 104.2.8 analysis, Manuel did not use the existence of automatic sprinklers to obtain an allowable area increase or as a substitute for fire resistive construction as permitted alternately by sections 505.3, and/or 508.

INDEPENDENT CODE ANALYSIS

19. An independent analysis of code compliance for the River Rock Casino structure was prepared by Rolf Jensen & Associates [RJA] on or about May 27, 2003, prior to issuance of the Certificate of Occupancy. According to RJA official Donald Moeller, the engagement of RJA to perform an independent code analysis was the result of some issues between the State Fire Marshal/State Attorney General and the Tribe. RJA was selected from a list, provided the Tribe by the State Fire Marshal, of possible independent firms to provide such an analysis. The RJA analysis and report was made with full knowledge that alcoholic beverages

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 7

would be served inside. (Exhibits 3 and L, page 1.) While the RJA report, Exhibit L, is a bit equivocal, the principal conclusion was that the analysis and justification of Leon Manuel, the Building Official for the project, was a reasonable one and "that the features provided in this building, ... , could be judged to provide protection equivalent to that of a ... building complying with the 1997 Uniform Building Code." (Exhibit L, page 10.)

20. Later, in early 2005, RJA was apparently asked to respond to the report the State Fire Marshal prepared for the Department, Exhibit 9, specifically on the issue of adding consumption of alcoholic beverages to the uses at the River Rock Casino. RJA came to a conclusion different from the State Fire Marshal in
Exhibit 9. (Exhibit M.)

SUPPLEMENTAL FINDINGS

21. Hugh Council, the Department's principal code expert witness and the senior representative of the State Fire Marshal who testified at the hearing, testified that the UBC permits an alternative methods analysis under Section 104.2.8. Council testified that competent experts in the field would not always agree about application of the UBC and fire safety matters. He also testified that he recognized that Leon Manuel held various positions in connection with the River Rock Casino project that made him the responsible person for rendering the judgments in question about compliance with the UBC and fire and life safety matters.

22. Except as set forth in this Decision, all other allegations in the Statement of Issues and all other contentions of the parties lack merit or constitute surplusage.

                                LEGAL CONCLUSIONS

1. Article XX, Section 22 of the California Constitution delegates to the Department of Alcoholic Beverage Control the exclusive power to license the sale of alcoholic beverages in this State. Section 10.5 of the Compact requires Petitioner to follow "applicable law" concerning standards for serving alcoholic beverages and to "[a]dopt and comply with standards that are no less stringent than state laws, if any, prohibiting a gaming enterprise from providing, allowing, contracting to provide, or arranging to provide alcoholic beverages ... [free of charge] as an incentive or enticement." (Compact, ss.10.2(i).)

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 8

2. California Business and Professions Code Section 23958 requires the Department to conduct a thorough investigation to determine if, among other things, "the premises for which a license is applied qualify for a license, ... the provisions of [the ABC Act] have been complied with, ... [or if there are] any matters connected therewith which may affect the public welfare and morals." It provides, in part, that "[t]he department shall deny an application ... for a transfer of a license if... the premises ... do[es] not qualify for a license under the [Act]."

3. In a petition matter the burden of establishing entitlement to the Department action sought is upon the Petitioner.

4. Compact Section 6.4.2(b) requires that all gaming facilities of the tribe built after agreement on the Compact (September 1999) shall meet the building and safety codes of the Tribe. Those building and safety codes were to have been modified so that they meet the standards of the county within which the facility sits or the Uniform Building Codes, including the fire code, then in effect. The subsection includes the following language, "... provided that nothing herein shall be deemed to confer jurisdiction upon any County or the State with respect to any reference to such building and safety codes. " (Emphasis added.)

5. Compact Section 6.4.2(c) requires that a certificate of occupancy be issued by the Tribal Gaming Agency prior to occupancy of the building if the building had not been used for any gaming activities prior to the effective date of the Compact. It requires inspections by qualified building and safety experts under the direction of the Tribal Gaming Agency as the basis for issuing the certificate. "The Tribal Gaming Agency shall determine and certify that, ... the Facility meets the Tribe's building and safety code. ..."

6. A preponderance of the evidence presented at the hearing established that Petitioner substantially complied with each and every Compact requirement concerning building codes and public safety as set forth above in Legal Conclusions, paragraphs 4 and 5. No issue was raised as to the qualifications of Leon Manuel, Jr., to serve as the building official and in the building scheme contemplated by the Compact it is Manuel who was responsible, in this project, for making all the inspections and determinations.

7. Compact Section 6.4.2(d) requires the State to designate an agent or agents to be noticed concerning any such inspections by the Tribal Gaming Agency's experts and gives permission for the State's agent(s) to accompany any such inspection. "The Tribe agrees to correct any Gaming Facility condition noted in

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 9

an inspection that does not meet the standards set forth in subdivisions (b) and
(c)." The section provides for exchange of reports of inspections and upon final certification by the Tribal Gaming Agency provides a time limit for forwarding the certification to the State. "If the State's agent objects to that certification, the Tribe shall make a good faith effort to address the State's concerns, but if the State does not withdraw its objection, the matter will be resolved in accordance with the dispute resolution provisions of Section 9.0. " (Emphasis added.)

8. Very little evidence was presented as to full compliance with Compact Section 6.4.2(d). It may be that the final Tribal certifications for the River Rock Casino were not forwarded to the State's experts as required. However, no claim was made that the Tribe failed in that regard. No evidence was presented that the State representative(s) objected to the Certificate of Occupancy in a timely fashion pursuant to the Compact and invoked the dispute resolution provision of
Section 9.0 of the Compact. The evidence suggests (see Exhibit 9's conclusion on June 10, 2004, that the casino structure is in full compliance with all building and safety codes, albeit without service of alcoholic beverages) the State found no issue with the safety of the building until well after the October 28, 2003, issuance of the Certificate of Occupancy. The Certificate of Occupancy (Exhibit
B) and the final, as built, Code Analysis (Exhibit D) both clearly contemplate service of alcoholic beverages, as did the only complete building diagram received in evidence (Exhibit 3).

9. Giving tribal sovereignty its due and recognizing the Compact as the principal vehicle for adjusting grievances between Petitioner and the State, it is not necessary to determine which interpretation of the UBC is correct, that of Hugh Council and the State Fire Marshal or that of Leon Manuel, the Tribal Gaming Agency and RJA. One could, and the parties have, argued legitimately in favor of each. The point is that Manuel and the Tribal Agency were charged in the Compact with making the determinations. Even Council agrees with that. Their certification should be given full effect, absent evidence suggesting invocation of the dispute resolution machinery provided by the Compact.(7) To conclude differently would permit the Department of Alcoholic Beverage Control to analyze building code/fire safety compliance in the abstract, from scratch, and to thereby permit it to second-guess the persons rightfully charged with making the determinations in the first instance. The Department has broad discretion in its Constitutional mandate to protect the public welfare and morals, but its discretion is not unlimited. In many years of Department service, the court has never before seen a Notice of Denial hinge solely on the opinion of an outside "expert" that a

-----------
(7) In any event, it is unclear and most unlikely that this would be the appropriate forum for such a claim.

Dry Creek Rancheria of Pomo Indians
47-396835
05058060
Page 10

certificate of occupancy, duly issued by the responsible authority, should be discounted. In this case, where the relationship between the State and Petitioner is so meticulously defined by the Compact, to extend the Department's discretion into building and safety code compliance, areas specifically covered by the Compact, goes too far.

10. A preponderance of the evidence established that transfer of the applied-for license to Petitioner at the existing River Rock Casino would not result in licensure of a premises that is in violation of fire safety/building code standards of the applicable Uniform Building Code.

11. Transfer of the applied-for license to Petitioner at the existing River Rock Casino will not put the public at risk by allowing consumption of alcoholic beverages at a premises that does not meet applicable fire safety standards.

12. Transfer of the applied-for license to Petitioner at the existing River Rock Casino will not be inimical to public welfare or morals.

                                      ORDER
                                      -----

The petition of Applicant Dry Creek Rancheria of Pomo Indians is granted and the license shall transfer subject to disposition favorable to Petitioner of all the protest issues that were separated from this petition portion of the matter.

Dated: July 26, 2005

                                        /s/ John P. McCarthy
                                        ---------------------------
                                        John P. McCarthy
                                        Administrative Law Judge

STATE OF CALIFORNIA -- BUSINESS
TRANSPORTATION AND HOUSING AGENCY               ARNOLD SCHWARZENEGGER, GOVERNOR
================================================================================

DEPARTMENT OF ALCOHOLIC BEVERAGE CONTROL                    [seal]
Administrative Hearing Office
2277 Fair Oaks Boulevard, Suite 415
Sacramento, Calfomia 95825
(916) 263-7963
                                January 24, 2005


VIA FAX TO ADDRESSEES AND FIRST CLASS MAIL TO ALL


Alex R. Baghdassarian, Esq.           Brook Dooley, Esq.                 John R. Peirce
Holland & Knight, LLP                 Keker & Van Nest, LLP              Chief Counsel
633 W. 5th Street, 21st Floor         710 Sansome Street                 Department of Alcoholic
Los Angeles, CA 90071                 San Francisco, CA 94111-1704         Beverage Control
                                                                         3927 Lennane Dr., # 100
                                                                         Sacramento, CA 95834


 Re: Request of Petitioner Dry Creek Rancheria to bifurcate the petition matter from the protest matter in the hearing now set to commence February 1, 2004; File 47-396835, Reg. No. 04058060

Counsel:

Petitioner Dry Creek Rancheria's Motion to bifurcate the Petition matter from the Protest matters is hereby GRANTED. Accordingly, the Petition of Dry Creek Rancheria for approval of its application for an On-sale General Bona Fide Public Eating-place license will be heard as presently set, commencing Tuesday morning, February l, 2004, at 9:30 a.m. The place of the hearing will remain the same as was noticed in the original Notice of Hearing on Protest Against and Petition for Issuance of License dated December 1, 2004.

The hearings as to the various protests against issuance of the license sought are hereby taken off calendar, to be reset, if necessary, only upon reaching a final resolution in the Petition matter.


                                             --------------------------------
                                             John P. McCarthy
                                             Administrative Law Judge

                                                          -------------------
cc: See attached service list                                 STATE'S
                                                              EXHIBIT
                                                                  1
                                                          -------------------

                                   BEFORE THE
                    DEPARTMENT OF ALCOHOLIC BEVERAGE CONTROL
                           OF THE STATE OF CALIFORNIA

IN THE MATTER OF THE PETITION OF:                  |
                                                   |
Bill Cogbill, Sheriff, et al                       |
2796 Ventura Avenue                                |
Santa Rosa, CA 95403                               |
                                                   |
FOR THE PERSON TO PERSON AND PREMISES TO           |    FILE : 47 - 396835
PREMISES TRANSFER OF AN ON-SALE GENERAL            |
PUBLIC EATING PLACE LICENSE TO:                    |    REG. : 04058060
                                                   |
Dry Creek Rancheria Of Pomo Indians                |    DECLARATION OF
River Rock Casino                                  |    SERVICE BY MAIL
3250 Highway 128 East                              |
Geyserville, CA 95441                              |

AND IN THE MATTER OF THE PETITION FOR SAID LICENSE

under the Alcoholic Beverage Control Act.


The undersigned declares:

         I am over eighteen years of age, and not a party to the within cause; my business address is 3927 Lennane Drive, Suite 100, Sacramento, California 95834. I served by CERTIFIED mail a copy of the following documents:

CERTIFICATE OF DECISION

on each of the following, by placing same in an envelope(s) addressed as follows:

Dry Creek Rancheria Of Pomo Indians      Rory E. Dilweg, Attorney at Law
River Rock Casino                        633 W. 5th Street, 21st Floor
3250 Highway 128 East                    Los Angeles, CA 90071
Geyserville, CA 95441
                                         Richard H. Lee, Attorney at Law
David W. Meyers                          633 W. 5th Street, 21st Floor
Attorney at Law                          Los Angeles, CA 90071
809 Coombs Street
Napa, CA 94559-2977                      Jerome L. Levine, Attorney at Law
                                         633 W. 5th Street, 21st Floor
                                         Los Angeles, CA 90071

                                         Goldstein, Woodside & Dion
SEE ATTACHED LIST                        Deputy County Counsels
                                         575 Administration Drive, Room 105A

         Each said envelope was then, on August 25, 2005 sealed and deposited in the United States Mail at Sacramento, California, the county in which I am employed, with the postage thereon fully prepaid.

         I declare under penalty of perjury that the foregoing is true and correct.

Executed on August 25, 2005 at Sacramento, California.


                                                 /s/ Rheba Chastain
                                                 --------------------------
                                                 Declarant


 X Santa Rosa District Office(interoffice mail)
---
   Division Office(interoffice mail)
---
ABC-116 (9/04)

|  ATTACHMENT TO DECLARATION OF SERVICE BY MAIL
|  DRY CREEK RANCHERIA OF POMO INDIANS
|  File: 396835 - Reg. No.: 04058060
|
|
|
|
|
|                             - Page 1 -
------------------------------------------------------


  Alex R. Baghdassarian, Esq.              Alvin R. Cadd
  Attorney at Law                          3845 Highway 128
  Holland & Knight, LLP                    Geyserville, CA 95441
  633 West 5th Street, 21st Floor
  Los Angeles, CA 90071                    Alyce Cadd
                                           3845 Highway 128
  Edward Beddow                            Geyserville, CA 95441
  5584 Maacama Ridge Road
  Healdsburg, CA 95448                     Candace Cadd
                                           3650 Highway 128
  Sandra K. Beddow                         Geyserville, CA 95441
  5584 Maacama Ridge Road
  Healdsburg, CA 95448                     Larry Cadd
                                           3650 Highway 128
  April Bennett-Lance                      Geyserville, CA 95441
  1656 West Dry Creek Road
  Healdsburg, CA 95448                     Kathryn D. Catron
                                           450 Colony Road
  Elizabeth Bermudes                       Geyserville, CA 95441
  1128 Alexander Valley Road
  Healdsburg, CA 95448                     Bobbi Chamberlain
                                           P. O. Box 376
  Harry Black                              Geyserville, CA 95441
  4849 Highway 128
  Geyserville, CA 95441                    Bill Cogbill
                                           Sheriff-Coroner
  Lea Black                                Sonoma County Sheriff's Department
  4849 Highway 128                         2796 Ventura Avenue
  Geyserville, CA 95441                    Santa Rosa, CA 95403

  Glenn I. Brizee                          Charlotte Colby
  4991 East Soda Rock Lane                 4520 Old Barn Road
  Healdsburg, CA 95448                     Healdsburg, CA 95448

  Jeanette Y. Brizee                       John N. Dayton
  4991 Soda Rock Lane                      P. O. Box 447
  Healdsburg, CA 95448                     Geyserville, CA 95441

  Wes Brabacher
  P. O. Box 376
  Geyserville, CA 95441

|  ATTACHMENT TO DECLARATION OF SERVICE BY MAIL
|  DRY CREEK RANCHERIA OF POMO INDIANS
|  File: 396835 - Reg. No.: 04058060
|
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|                             - Page 2 -
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 Brook Dooley, Esq.                Mary H. Hafner
 Attorney at Law                   4290 Pine Flat Road
 Keker & Van Nest, LLP             Healdsburg, CA 95448
 710 Sansome Street
 San Francisco, CA 94111-1704      Richard P. Hafner
                                   4290 Pine Flat Road
 Linda Esselstein                  Healdsburg, CA 95448
 10300 Highway 128
 Healdsburg, CA 95448              Elizabeth L. Helmholz
                                   4530 Old Barn Road
 William D. Esselstein             Healdsburg, CA 95448
 10300 Highway 128
 Healdsburg, CA 95448              George Helmholz
                                   74550 Dobie Lane
 David Fanucchi                    Covelo, CA 95428
 5155 Highway 128
 Geyserville, CA 95441             Peter J. Holewinski
                                   4505 Pine Flat Road
 Joyce Fanucchi                    Healdsburg, CA 95448
 5155 Highway 128
 Geyserville, CA 95441             Rosemarie S. Holewinski
                                   4505 Pine Flat Road
 Theresa Fanucchi                  Healdsburg, CA 95448
 5120 Highway 128
 Geyserville, CA 95441             Paul L. Kelley
                                   Board of Supervisors
 Carol Farrell                     County of Sonoma
 9800 Highway 128                  575 Administration Drive. Rm. 100A
 Healdsburg, CA 95448              Santa Rosa, CA 95403

 Michael J. Farrell                Joel Kiff
 9800 Highway 128                  4015 Alexander Valley Lane
 Healdsburg, CA 95448              Healdsburg, CA 95448

 Marion E. Garrett                 Vernon A. Losh, II
 P. O. Box 696                     Chief Department Director
 Geyserville, CA 95441             County of Sonoma Dept. of Emergency Services
                                   2300 County Drive, Suite 221A
 Arthur C. Guy                     Santa Rosa, CA 95403
 10650 Highway 128
 Healdsburg, CA 95448

|  ATTACHMENT TO DECLARATION OF SERVICE BY MAIL
|  DRY CREEK RANCHERIA OF POMO INDIANS
|  File: 396835 - Reg. No.: 04058060
|
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|
|                             - Page 3 -
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 Bennett McMicking                           Ronald Pourroy
 12250 Brooks Road                           8303 Highway 128
 Windsor, CA 95492                           Healdsburg, CA 95448

 Clifton L. Miller                           Kay R. Reed
 5255 Pine Flat Road                         1410 Alexander Valley Road
 Healdsburg, CA 95448                        Healdsburg, CA 95448

 Billy D. Munselle                           Tony Roehrick
 3660 Highway 128                            Superintendent
 Geyserville, CA 95441                       Alexander Valley School District
                                             8511 Highway 128
 Cynthia Myers                               Healdsburg, CA 95448
 P. O. Box 1302
 Mendocino, CA 95460                         Susan M. Rose
                                             6800 Highway 128
 Jack L. Neureuter                           Healdsburg, CA 95448
 1410 Geysers Road
 Geyersville, CA 95441                       Robert V. Scavullo
                                             130 El Camino Del Mar
 Karen Neureuter                             San Francisco, CA 94121
 1410 Geysers Road
 Geyserville, CA 95441                       Janice Sceales
                                             5376 Highway 128
 Seaver Page                                 Geyserville, CA 95441
 5577 Maacama Ridge Road
 Healdsburg, CA 95448                        Ralph A. Sceales
                                             5376 Highway 128
 Karen Passalacqua                           Geyserville, CA 95441
 5904 Highway 128
 Geyserville, CA 95441                       Mary Ellen Smith
                                             P. O. Box 1559
 Martha Pogue                                Healdsburg, CA 95448
 23220 Woodrigde Court
 Geyserville, CA 95441                       Richard A. Smith
                                             17500 Tera Holland Lane
 Cheryl Pourroy                              Healdsburg, CA 95448
 8303 Highway 128
 Healdsburg, CA 95448                        Marcia Teuschler
                                             3301 Feliz Creek Road
                                             Hopland, CA 95449

|  ATTACHMENT TO DECLARATION OF SERVICE BY MAIL
|  DRY CREEK RANCHERIA OF POMO INDIANS
|  File: 396835 - Reg. No.: 04058060
|
|
|
|
|
|                             - Page 4 -
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Barbara Toschi
15201 Chalk Hill Road
Healdsburg, CA 95448

Jennifer Tucker
5692 Highway 128
Geyserville, CA 95441

Donna M. Vincent
4633 East Soda Rock Lane
Healdsburg, CA 95448

Fred R. Wasson
3674 Highway 128
Geyserville, CA 95441

Ruby M. Wasson
3674 Highway 128
Geyserville, CA 95441

Daniel Weinberg
4504 Pine Flat Road
Healdsburg, CA 95448

Jane H. Weller
14821 Chalk Hill Road
Healdsburg, CA 95448

Nelson S. Weller
14821 Chalk Hill Road
Healdsburg, CA 95448

Edith Wilson
4660 Thomas Road
Healdsburg, CA 95448